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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Control4 Corporation for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Martin Plaehn, as Chief Executive Officer of Control4 Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Control4 Corporation.

Date: February 21, 2014	By:	/s/ MARTIN PLAEHN Martin Plaehn President, Chairman and Chief Executive Officer (Principal Executive Officer)

        In connection with the Annual Report on Form 10-K of Control4 Corporation for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dan Strong, as Chief Financial Officer of Control4 Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Control4 Corporation.

Date: February 21, 2014	By:	/s/ DAN STRONG Dan Strong Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002